AMENDMENT NO. FIVE TO CODESHARE AGREEMENT
THIS AMENDMENT NUMBER FIVE TO THE CODESHARE AGREEMENT ("Amendment Five"), dated as of the date of last signature below, is between Frontier Airlines, Inc. ("Frontier"), a corporation organized under the laws of Colorado, having its principal place of business at 4545 Airport Way, Denver, Colorado, 80239 United States of America, and Concesionaria Vuela Comparifa de Aviaci6n, S.A.P.I. de C.V. ("Volaris"), a company organized under the laws of Mexico having its principal office at Antonio Dovalf Jaime No. 70, Torre B, Piso 13, Colonia Zedec Santa Fe, 01210, Alvaro Obregon, Ciudad de Mexico, Mexico, each of Frontier or Volaris may be referred to as a "Party" and may collectively be referred to as the "Parties" or as the "Carriers."

WHEREAS, the Carriers have entered into that certain Codeshare Agreement dated January 16th, 2018 with respect to scheduled passenger air transportation services operated over one or more city pair routes served by the Carriers, which was amended by the Parties by Amendment No. One dated May 22, 2018; Amendment No. Two dated February 2, 2019; Amendment No. Three dated April 12, 2024; and Amendment No. Four dated November 4, 2024 (as amended, the "Codeshare Agreement").
WHEREAS, the Carriers have agreed, subject to the terms and conditions hereof, to further amend the Codeshare Agreement to include the marketing of routes served by either Carrier, as more fully set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and promises in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Frontier and Volaris hereby agree as follows:

1.DEFINITIONS

Terms defined in the Codeshare Agreement shall have the same meanings herein unless otherwise defined herein or unless the context clearly requires otherwise.

2.AMENDMENTS TO THE CODESHARE AGREEMENT
2.1Codeshare Agreement Schedule G. The routes set forth on Annex 1 attached hereto shall be added to those currently listed on Schedule G to the Agreement.

3.EFFECTIVE DATE
This Amendment No. Five shall become effective as of the date of last signature below.

4.Except as modified by this Amendment Five, all other terms and conditions set forth in the Codeshare Agreement shall remain in full force and effect and are hereby reaffirmed. In the event of any conflict or discrepancy between the Codeshare Agreement and this Amendment Five, the terms and conditions of this Amendment Five shall prevail.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment Five as of the date first written above.

Frontier Airlines, Inc.	Concesionaria Vuela Compafifa de Aviaci6n, SAP.I. de C.V.

/s/ Holger Blankenstein
/s/ Howard Diamond	Holger Blankenstein
By: Howard Diamond	Executive Vice-President Commercial and Operations
EVP, Legal and Corporate Affairs
Date: 11-12-25
/s/ Jaime Estaban Pous Fernandez
By: Jaime Estaban Pous
Fernandez Chief Financial Officer

[Signature page for Amendment Five to the Codeshare Agreement between Frontier Airlines, Inc. and Concesionaria Vuela Compariia de Aviaci6n, S.A.P.I. de C.V.]

ANNEX 1
TO
AMENDMENT NO. FIVE TO THE CODESHARE AGREEMENT

SCHEDULE G CODESHARE ROUTES